THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

NOTE CONVERSION AGREEMENT

This Note Conversion Agreement (the “Agreement”), dated as of the 16th day of December, 2013, is made and entered into by and among BioLife Solutions, Inc., a Delaware corporation (the “Company”), and Thomas Girschweiler (the “Investor”).

WHEREAS, on January 11, 2008, the Company issued to the Investor a promissory note in the original principal amount of $1,375,000, which was subsequently amended October 20, 2008, December 16, 2009, November 16, 2010, August 10, 2011, and May 30, 2012 (the “Note”), in connection with that certain Secured Multi-Draw Term Loan Facility Agreement dated as of January 11, 2008, by and among the Company, the Investor, and Walter Villiger, which was subsequently amended October 20, 2008, December 16, 2009, November 16, 2010, August 10, 2011, and May 30, 2012 (the “Facility Agreement”); and

WHEREAS, the Note, is due and payable, together with accrued interest, on the earlier of (i) January 11, 2016 (the “Maturity Date”), or (ii) an Event of Default (as defined in the Note); and

WHEREAS, the outstanding principal balance on the Note as of the date of this Agreement, is $4,929,243; and

WHEREAS, the Company believes that conversion of the outstanding indebtedness evidenced by the Note into securities of the Company will enhance its ability to obtain a listing on the NASDAQ Capital Market; and

WHEREAS, the Company and the Investor believe it is in their mutual best interest that the conversion of the Note (the “Conversion”) be effected on substantially similar terms and in connection with the Company’s next offer and sale of its equity for cash (a “Qualified Financing”), provided that a Qualified Financing shall not include any issuance of securities of the Company pursuant to compensatory arrangements; and

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, the sufficiency of which are hereby acknowledged and intending to be legally bound hereby the parties agree as follows:

1.  Conversion Provisions. Upon the Closing (as defined in Section 2 below) of a Qualified Financing, the outstanding indebtedness evidenced by the Note (the “Indebtedness”) shall be converted into substantially identical securities of the Company issued in the Qualified Financing (the “Conversion Securities”), at a conversion price equal to the per security offering price in the Qualified Financing (the “Conversion Price”) in consideration for the cancellation by the Investor of the entire principal amount of Indebtedness and accrued interest thereon. The number of Conversion Securities shall equal the total amount of principal and interest accrued through the date of the Closing, as certified by the Investor to the Company and acknowledged by the Company pursuant to a certification in substantially the form attached hereto as Exhibit A, divided by the Conversion Price; provided, however, that the Company shall pay cash in lieu of any fractional Conversion Securities that would otherwise be issuable upon the Conversion.

2.  Closing. If, and only if, the closing of the Qualified Financing occurs on or prior to 5:00 p.m. Pacific time on the Maturity Date, the closing of the Conversion (the “Closing”) shall take place at the offices of the Company, 3303 Monte Villa Parkway, Suite 310, Bothell, Washington or such other place to be specified by the Company and the Investor on the date of, and simultaneously with, the closing of the Qualified Financing (the “Closing Date”).

3.  Releases.  Upon the occurrence of the Conversion: (a) all commitments of the Investor shall terminate and the Investor shall have no further obligation to make any loans, advances, or other financial accommodations or have any other duties or responsibilities in connection with the Indebtedness, (b) the Facility Agreement, the Note, any liens or security interests granted in connection with the Indebtedness and any security agreement, pledge agreement, guaranty, control agreement or other similar document (collectively, the “Transaction Documents”), shall be automatically released and terminated, (c) the financing arrangements relating to the Indebtedness and the Transaction Documents are terminated, cancelled, and of no further force and effect, and (d) the Investor shall deliver to the Company (or its designee) all collateral of the Company in its possession, if any.  The Investor further acknowledges that the Conversion shall irrevocably discharge any and all Indebtedness of the Company due to the Investor under the Transaction Documents, and the Transaction Documents, and all obligations of the Company thereunder, shall be deemed fully satisfied, cancelled, terminated and extinguished.

4.  Further Assurances.  Subject to the terms and conditions herein, upon the Conversion, the Creditor will (a) surrender the Note to the Company, and the Note shall be marked “CANCELLED” and endorsed “PAID IN FULL” and (b) execute and deliver such other documents as the Company reasonably requests to evidence the releases in Section 3 hereof, including but not limited to releases substantially similar to those attached hereto as Exhibit B.  The Investor hereby authorizes and directs the Company and any designee of the Company, upon the Conversion, to file any and all releases and termination statements with respect to the releases in Section 3 hereof as the Company deems necessary.

5.  Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Investor as of the date hereof and as of the Closing Date, as follows:

(a)  Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Agreement has been duly authorized and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Investor, constitutes legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)  Issuance of Conversion Securities; Reservation of Common Stock. The Conversion Securities, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and shall not be subject to preemptive or similar rights of stockholders other than those which have been exercised or waived prior to the Closing Date. If the Conversion Securities include common stock purchase warrants or other securities exercisable or convertible into shares of common stock (“Conversion Warrants”), the shares of common stock issuable upon exercise of the Conversion Warrants will have been duly authorized and, when issued in accordance with the terms of the Conversion Warrants will be duly and validly issued, fully paid and nonassessable, and shall not be subject to preemptive or similar rights of stockholders other than those which have been exercised or waived prior to the Closing Date.  As of the Closing Date, the Company shall have reserved from its duly authorized capital stock the number of shares of common stock issuable upon exercise of any such Conversion Warrants and so long as any of the Conversion Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of the Conversion Warrants, 100% of the number of shares of common stock issuable upon exercise of the Conversion Warrants.

(c)  Non-Contravention. The execution and delivery of the Agreement, the issuance and sale of the Conversion Securities by the Company under this Agreement and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or any of its property is bound, where such conflict, violation or default is likely to result in a Material Adverse Effect, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or any of its property, where such conflict, violation or default is likely to result in a Material Adverse Effect, or (B) result in the creation or imposition of any lien upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject. “Material Adverse Effect” shall mean any of (a) a material and adverse effect on the legality, validity or enforceability of this Agreement, the schedules and exhibits attached hereto, and any other documents or agreements executed in connection with the transactions contemplated hereunder, (b) a material and adverse effect on the results of operations, assets, business or financial condition of the Company, taken as a whole, or (c) any adverse impairment to the Company’s ability to perform in any material respect on a timely basis its obligations under the Agreement.

6.  Representations, Warranties and Covenants of the Investor. The Investor hereby represents, warrants and covenants to the Company, as of the date hereof and as of the Closing Date as follows:

(a)  Organization; Authority. The Investor is an individual with full right, power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of the Agreement and performance by the Investor of the transactions contemplated by the Agreement has been duly authorized by all necessary corporate or similar action on the part of the Investor. The Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)  Own Account. The Investor understands that the Conversion Securities, and any securities underlying the Conversion Securities will be “restricted securities” and have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law.  The Investor is converting the Note into the Conversion Securities as principal for its own account and not with a view to or for distributing or reselling such Conversion Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Conversion Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Conversion Securities (this representation and warranty not limiting the Investor’s right to sell Conversion Securities pursuant to any registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. The Investor is acquiring the Conversion Securities hereunder in the ordinary course of its business.

(c)  Accredited Investor. At the time the Investor was offered the Conversion Securities, it was, and as of the date hereof it is, and on the Closing Date it will be an “accredited investor”, as defined in Rule 501(a) of Regulation D under the Securities Act, by virtue of being natural person whose individual net worth, or joint net worth with the Investor’s spouse, exceeds $1,000,000 (“net worth” being defined as the excess of total assets at fair market value, excluding the Investor’s primary residence, over total liabilities, excluding mortgage debt on the primary residence up to the fair market value of the primary residence).

(d)  Non-U.S. Investor. At the time the Investor was offered the Conversion Securities and at the time of the execution and delivery of this Agreement, it was not, and as of the date hereof it is not, and on the Closing Date it will not be, a “U.S. Person” (as that term is defined in Rule 902(k) of Regulation S under the Securities Act) or in the United States, nor will it be acquiring the Conversion Securities for the account or benefit of a U.S. Person or a person in the United States.

(e)  Restrictions of Resale. The Investor agrees to resell the Conversion Securities, and any underlying securities, only in accordance with the provisions of Regulation S under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.  In addition, the Investor agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.  The Company will not register any transfer of securities unless made in accordance with the foregoing restrictions.

(f)  Legend. The Subscriber understands and acknowledges that upon the original issuance of Conversion Securities, and until no longer required under the U.S. Securities Act or applicable state securities laws, the certificates representing the Conversion Securities and any securities underlying the Conversion Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

(g)  Restrictions on Conversion Warrant Exercises. The Investor understands that any Conversion Warrants issued in connection with the Conversion Securities may not be exercised by a U.S. Person, a person in the United States or by or on behalf of a person in the United States unless an exemption is available from the registration requirements of the Securities Act and any applicable state securities laws, and the holder furnishes to the Company a legal opinion reasonably satisfactory to the Company to such effect.

(h)  Experience of the Investor. The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective conversion of the Note into Conversion Securities, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Conversion Securities and, at the present time, is able to afford a complete loss of such investment.

7.  Conditions to the Investor’s Conversion Obligation. The obligation of the Company hereunder to consummate the Conversion at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions may be waived by the Company at any time in its sole discretion by providing prior written notice thereof:

(a)  Representations and Warranties. The representations, warranties and covenants of the Investor set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date.

(b)  Performance. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

8.  Taxes. The Company shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable, including the Conversion Securities, to the Investors hereunder such amounts as the Company is required or permitted to deduct and withhold with respect to such payment under the Internal Revenue Code or any provision of any applicable federal, provincial, state, local or foreign tax law or other applicable law, in each case, as amended.  Notwithstanding any provision in this Agreement to the contrary, the Company may withhold from the Conversion Securities to be delivered under Section 1, an amount of Conversion Securities with a value equal to any such withholding tax.  To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to such Investor in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

9.  Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express, two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

if to the Company, to:
BioLife Solutions, Inc.
3303 Monte Villa Parkway, Suite 310
Bothell, Washington 98021
Attn:  Daphne Taylor
Phone:  425.402.1400
Facsimile:  425.402.1433

with a copy to:
Dorsey & Whitney LLP
701 5th Avenue, Suite 6100
Seattle, Washington 98104
Attn:  Christopher Doerksen
Phone:  206.903.8856
Facsimile:  206.260.9072

if to the Investor, to:
Thomas Girschweiler
Wissmannstrasse 15
CH – 8057
Zurich, Switzerland
Phone:  011 41 79 445 2539

Legal Fees and Expenses. Each party shall pay its own fees and expenses in connection with the Agreement and the transactions contemplated hereby.

10.  Amendments; Existing Terms. This Agreement shall not be modified, amended or terminated without the written consent of all of the parties hereto. Except as amended herein, the Note remains in full force.

11.  Further Assurances. Each of the parties hereto shall use its reasonable best efforts to do all things necessary and advisable to make effective the transaction contemplated hereby and shall cooperate and take such action as may be reasonably requested by the other party in order in carry out fully the provisions and purposes of this Agreement and the transactions contemplated thereby.

12.  Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile) each of which shall be deemed to be an original, or which together shall constitute one in the same instrument.

13.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without regard to principles of conflicts of law.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

BIOLIFE SOLUTIONS, INC.

By:  /s/ Daphne Taylor

  Name: Daphne Taylor

  Title: Chief Financial Officer

INVESTOR

By:  /s/ Thomas Girschweiler

  Name: Thomas Girschweiler

  Title: Investor

EXHIBIT A TO NOTE CONVERSION AGREEMENT

Form of Certification of Indebtedness Amount

[Date]

Thomas Girschweiler
Wissmannstrasse 15
CH – 8057
Zurich, Switzerland

Re:           Amount of Indebtedness with Thomas Girschweiler

Ladies and Gentlemen:

Reference is hereby made to the Note Conversion Agreement dated as of December [__], 2013 (the “Note Conversion Agreement”), by and among BioLife Solutions, Inc., a Delaware corporation (the “Company”) and Thomas Girschweiler (the “Investor”).  This certificate is delivered pursuant to Section 1 of the Note Conversion Agreement.  Capitalized terms used but not defined herein have the meanings assigned thereto in the Note Conversion Agreement.

The Investor hereby certifies that, as of the date hereof, the aggregate outstanding balance of all Indebtedness, including principal and interest thereon, which amount the Investor agrees shall be used for purposes of calculating the conversion price of the Conversion Securities, is equal to $____________ (the “Outstanding Balance”).

Very truly yours,

THOMAS GIRSCHWEILER

____________________________________

Agreed to and acknowledged as of the date first
written above:

BioLife Solutions, Inc.

By:_______________________________
Name:
Title:

EXHIBIT B TO NOTE CONVERSION AGREEMENT

Form of Termination of Security Agreement

TERMINATION OF SECURITY AGREEMENT

This TERMINATION OF SECURITY AGREEMENT (this “Termination”) is granted as of December [__], 2013 by THOMAS GIRSCHWEILER and WALTER VILLIGER, (each individually a “Lender” and collectively the “Lenders”), in favor of BIOLIFE SOLUTIONS, INC., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the Lenders made certain advances of money and extended certain financial accommodations to the Company in the amounts and manner set forth in that certain Secured Multi-Draw Term Loan Facility Agreement by and among the Lenders and the Company dated as of January 11, 2008 (as has been amended, modified, or supplemented from time to time, the “Term Loan Facility Agreement,” and together with the Secured Multi-Draw Term Loan Notes issued thereunder, the “Loan Agreements”);

WHEREAS, as a condition of the Lenders making the Advances to the Company as set forth in the Loan Agreements, the Company granted the Lender a security interest in the assets of the Company;

WHEREAS, the Company executed and delivered a Security Agreement granting the Lenders a security interest in and lien on certain Collateral (as defined below);

WHEREAS, the Security Agreement was recorded in the Patent Division of the United States Patent and Trademark Office (“PTO”) on September 28, 2011, at Reel 026983, Frame 0521, against certain patents identified on Exhibit B hereto;

WHEREAS, the Security Agreement was recorded in the Trademark Division of the PTO on September 28, 2011, at Reel 4632, Frame 0011, against certain trademarks identified on Exhibit C hereto;

WHEREAS, the Company has satisfied all of the obligations under the Loan Agreements and has requested that the Lenders terminate and release their security interests in and liens on the Collateral as herein provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lenders hereby agree as follows:

(1)  Definitions.

(a)           All capitalized terms used herein shall have the meaning ascribed to them in the Loan Agreements, unless otherwise defined in this Termination.

(b)           The term “Collateral”, as used herein, shall mean whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:

(i)           all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles, including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all financial assets, all investment property, including securities and securities entitlements;

(ii)           all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of the Lenders, to sue in their own name and/or the name of the Debtor for past, present and future infringements of copyright;

(iii)           all goods, including, without limitation, equipment and inventory (including, without limitation, all export inventory);

(iv)           all guarantees and other security therefor;

(v)           all trademarks, service marks, trade names and service names and the goodwill associated therewith;

(vi)           (A) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (B) licenses pertaining to any patent whether Debtor is licensor or licensee, (C) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (D) the right (but not the obligation) to sue for past, present and future infringements thereof, (E) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (F) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (A) through (F) in this paragraph are sometimes herein individually and collectively referred to as the “Patents”); and

(vii)           all products and proceeds, including, without limitation, insurance proceeds, of any of the foregoing.

(2)           Release of Security Interest in Collateral.  The Lenders hereby terminate, release and discharge their security interest in the Collateral.

(3)           Release of Security Interest in Intellectual Property.  The Lenders hereby terminate, release and discharge their security interest in the intellectual property collateral (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

(4)           Reassignment.  The Lenders hereby reassign, grant and convey to the Company, without any representation, recourse or undertaking by the Lenders, all of the Lenders’ right, title and interest in and to the intellectual property collateral.

IN WITNESS WHEREOF, the undersigned have executed this Termination as of the date first above written.

THOMAS GIRSCHWIELER, as Lender

By:
Name:
Title:

WALTER VILLIGER, as Lender

By:
Name:
Title:

Exhibit A

COPYRIGHTS

None

Exhibit B

PATENTS

Title	Serial No.	Filing Date	Pat. or Publ. No.	Issue or Publication Date
Blood Substitute	07/343,850	04/26/1989	4,923,442	05/08/1990
Solutions for Tissue Preservation and Bloodless Surgery and Methods Using Same	08/092,456	07/16/1993	5,405,742	04/11/1995
Solutions for Tissue Preservation and Bloodless Surgery and Methods Using Same	08/328,020	10/24/1994	5,514,536	05/07/1996
Inclusion of Apoptotic Regulators in Solutions for Cell Storage at Low Temperature	09/283,756	04/02/1999	6,045,990	04/04/2000
Normothermic, Hypothermic and Cryopreservation Maintenance and Storage of Cells, Tissues and Organs in Gel-Based Media	09/757,694	01/11/2001	6,632,666	10/14/2003
Methods and Compositions for the Preservation of Cells, Tissues or Organs in the Vitreous State08/13/2010	10/298,497	11/18/2002	6,921,633	07/26/2005
Method and Use of Microarray Technology and Proteogenomic Analysis to Predict Efficacy of Human and Xenographic Cell, Tissue and Organ Transplant	12/855,805	08/13/2010	2010/0305000	12/02/2010
Materials and Methods for Hypothermic Collection of Whole Blood	12/934,644	03/08/2011	2011/0152719	06/23/2011
Apparatuses and Compositions for Cryopreservation of Cellular Monolayers	13/265,959	10/24/2011	2012/0040450	02/16/2012

Exhibit C

TRADEMARKS

Mark	Status	Ser. No. / App. Date	Reg. No. / Reg. Date
BLOODSTOR	Registered	77/811,271 24-AUG-2009	3,842,893 31-AUG-2010
CRYOSTOR	Registered	77/798,647 06-AUG-2009	3,813,202 06-JUL-2010
PRESERVATION CHAIN	Registered	77/697,819 24-MAR-2009	3,887,138 07-DEC-2010
BIOPRESERVATION TODAY	Registered	77/318,760 01-NOV-2007	3,661,558 28-JUL-2009
Design Only	Registered	77/011,434 02-OCT-2006	3,499,517 09-SEP-2008
BIOLIFE	Registered	77/011,609 02-OCT-2006	3,284,363 28-AUG-2007
POWERING THE PRESERVATION SCIENCES	Registered	77/010,649 29-SEP-2006	3,502,173 16-SEP-2008
CP-RXCUE	Cancelled	78/481,499 10-SEP-2004	3,072,903 28-MAR-2006
CRYOSTOR DLITE	Cancelled	78/481,456 10-SEP-2004	3,075,853 04-APR-2006
HYPOTHERMOSOL	Registered	76/556,857 21-OCT-2003	2,893,026 12-OCT-2004
GELSTOR	Registered	75/907,655 01-FEB-2000	2,426,854 06-FEB-2001